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                           WINTHROP OPPORTUNITY FUNDS
    WINTHROP DEVELOPING MARKETS FUND AND WINTHROP INTERNATIONAL EQUITY FUND
                                 (THE 'FUNDS')

    SUPPLEMENT DATED NOVEMBER 1, 1996 TO PROSPECTUS DATED FEBRUARY 28, 1996
       INCORPORATING SUPPLEMENTS DATED AUGUST 26, 1996 AND APRIL 8, 1996

     (1) Effective November 1, 1996, Winthrop's Transfer Agent, Fund/Plan Services, Inc., will change its name to FPS Services, Inc. and relocate its corporate headquarters to a new address: 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. Shareholders should continue to direct their inquiries to Winthrop's shareholder servicing representatives at (800) 225-8011.

     (2) For the period November 1, 1996 through April 30, 1997, the Adviser and Subadviser have agreed to continue to voluntarily reduce their management fees by the amount that Total Fund Operating Expenses exceed 2.15% and 2.90% of the average daily net assets of the Class A and Class B shares, respectively, of each Fund. After April 30, 1997, the Adviser and Subadviser may, in their sole discretion, determine to discontinue this practice with respect to either Fund.

     (3) Effective as of August 26, 1996, Robert de Guigne has assumed the day-to-day investment responsibilities for the Winthrop Developing Markets Fund. Mr. de Guigne is an employee of the Funds' Subadviser, AXA Asset Management Partenaires (the 'Subadviser') and joined the Subadviser's parent, AXA Asset Management ('AXA') in April 1996 as Senior Portfolio Manager of emerging markets funds. Prior to his association with AXA, Mr. de Guigne was a portfolio manager with State Street Bank in Paris.

     (4) As of April 8, 1996, the initial sales charge will be waived for sales of Class A shares of the Funds on behalf of certain retirement plan accounts. To institute this change subparagraph (6) will be added in the first paragraph under 'Sales of Net Asset Value' on page 13:

          (6) shares purchased for the following types of retirement plan accounts: (i) retirement plans qualified under section 401(k) of the Code;
     (ii) plans described in section 403(b) of the Code and (iii) deferred compensation plans described in section 457 of the Code.

     Class B shares of the Funds will no longer be available for sale to these types of retirement plan accounts.